Provisions and Contingencies	6 Months Ended
Jun. 30, 2023
Provisions and contingencies [Abstract]
Provisions and contingencies

Note 15. Provisions and contingencies

	2023	2022
Contingencies
Balance as of January 1	$138	$501
Effect of changes in foreign exchange rates	8	28
Provisions made	91	7
Provisions used	(42)	(41)
Balance as of June 30	$195	$495

The Group recognizes provisions for contingencies that are probable of requiring an outflow of resources due to adverse effects. The Group recognized the estimated probable losses against the company for labor, administrative and tax litigation, which are calculated based on the best estimate of the disbursement required to cancel the obligation. Such contingencies are disclosed with possible adverse effects for the entity, as follows:

Legal provisions

Softcaps legal proceedings - The total balance of $73 (as of June 30, 2022: $448) is comprised of labor, administrative, and civil ligation. As of June 30, 2022, balance for tax litigation amounted to $372, there are no tax litigation provisions recognized as of June 30, 2023.

The remaining balance of 122 (as of June 30, 2022: 47) is for labor litigation in the following entities: Procaps, S.A., Unimed del Perú, CDI Nicaragua, and Diabetrics.

Contingencies

Procaps SA de CV legal proceedings - The General Tax Directorate of El Salvador (DGII), determined that the company failed to declare taxable and presumed income from revenue obtained and loans made to non-domiciled companies in 2018, the proposed tax charge and sanction amounts to $1,087. Also, the DGII determined that the company incurred in the infraction of non-intentional evasion due to the incorrect filing of the “VAT” declarations for 2019. The proposed tax charge and penalty amounts to $348.

However, the Group’s external advisor indicates that it is not probable for this claim to proceed, therefore, there is no provision for the effect of this contingency.